UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2007

                                ----------------

                     Iowa Telecommunications Services, Inc.
             (Exact name of registrant as specified in its charter)

         Iowa                     001-32354                 42-1490040
    (State or Other              (Commission             (I.R.S. Employer
     Jurisdiction                File Number)           Identification No.)
   of Incorporation)

  403 W. Fourth Street
         North
     Newton, Iowa                                            50208
 (Address of Principal                                     (Zip Code)
  Executive Offices)

       Registrant's telephone number, including area code: (641) 787-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Iowa Telecommunications Services, Inc., (NYSE: IWA) today announced its Board of Directors has declared a quarterly dividend of $0.405 per share on Iowa Telecommunications common stock. The dividend is payable on January 15, 2008, to shareholders of record at the close of business on December 31, 2007.

Iowa Telecommunications Services, Inc. (d/b/a Iowa Telecom) is a telecommunications service provider that offers local telephone, long distance, Internet, broadband and network access services to business and residential customers. Today, the company serves over 450 communities and employs over 600 people throughout the state of Iowa. The company's headquarters are in Newton, Iowa. The Company trades on the New York Stock Exchange under the symbol IWA. For further information regarding Iowa Telecom, please go to www.iowatelecom.com and select "Investor Relations." The Iowa Telecom logo is a registered trademark of Iowa Telecommunications Services, Inc. in the United States.

This current report may contain forward-looking statements that are not based on historical fact, including without limitation statements containing the words "believes," "may," "plans," "will," "estimate," "continue," "anticipates," "intends," "expects," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from future results, events or developments described in the forward-looking statements. Such factors include those risks described in Iowa Telecom's Form 10-K on file with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date this press release is issued, and Iowa Telecom undertakes no duty to update this information.


Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit Number        Description of Exhibit
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    99.1                  Press release dated December 14, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 14, 2007               Iowa Telecommunications Services, Inc.

                                       By:     /s/ Craig A. Knock
                                           -------------------------------------
                                           Craig A. Knock
                                           Vice President, Chief Financial
                                           Officer and Treasurer